UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown, Suite 110

Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

561-462-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 29, 2021, Jupiter Wellness, Inc. (the “Company”) issued a letter to its stockholders, which included a copy of the Company’s corporate presentation pro forma for the merger with Next Frontier Pharmaceuticals, Inc. A copy of the letter to stockholders and the presentation is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Cautionary Statements

This filing and attached exhibit include “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations and financial performance. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Letter to Stockholders dated December 29, 2021
	99.2	Jupiter Wellness Pro Forma Corporate Presentation
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2021

JUPITER WELLNESS, INC.

By:	/s/ Brian S. John
Brian S. John
Chief Executive Officer

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